                                                                   EXHIBIT 23.1


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated April 9, 1996 on the financial statements of FrontierVision Operating Partners, L.P., included in or made part of this Form S-1 registration statement.

                                            ARTHUR ANDERSEN LLP


Denver, Colorado,
     September 10, 1996